EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C SECTION 1350)

In connection with the Annual Report of Dominion Minerals Corp. (the “Company”) on Form 10-K for the period ending December 31, 2017 as filed with the Securities and Exchange Commission (the “Report”), Pinchas Althaus, the Chief Executive Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of the Company.

Date: July 16, 2018	By:	/s/ Pinchas Althaus
Pinchas Althaus
Chief Executive Officer